SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               _________________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 21, 2005

                               _________________

                            Pocahontas Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                       0-23969               71-0806097
------------------------------    ------------------------   -------------------
      (State or other             (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



1700 East Highland, Jonesboro, Arkansas                         72401
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)


                                  870-802-1700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))





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Item 5.02.      Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

         On September 21, 2005, the Board of Directors of Pocahontas Bancorp, Inc. (the "Company") appointed Bruce Burrow to the Company's Boards of Directors, effective immediately. Mr. Burrow's term expires at the Annual Meeting of Stockholders in 2008. The Company's Board of Directors was expanded by one member to accommodate Mr. Burrow's appointment. Mr. Burrow currently serves as a director of First Community Bank, the Company's banking subsidiary (the "Bank").

         Mr. Burrow is a Governor-appointed Commissioner to the Arkansas Department of Economic Development. He has over 40 years experience in the commercial real estate business and is partner of the Jonesboro-based MBC Holdings, LLC (formerly Belz-Burrow Development Group); is president of Realty Associates Development Group and chairman of Burrow Halsey Realty Group, Inc. He also serves on the board of directors for the Craighead County Jail, Jonesboro Unlimited and Cardiology Associates Foundation.

          There are no arrangements or understandings between Mr. Burrows and any other person pursuant to which he became a director. He is not a party to any transaction with the Company and the Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

         Mr. Burrow has not yet been named to serve on any Company Board committee.


Item 9.01.        Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits:

          Exhibit No.           Description
          -----------           -----------

          99.1                  Press release dated September 26, 2005





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            POCAHONTAS BANCORP, INC.

Dated: September 26, 2005             By:  /s/ Dwayne Powell
                                           -------------------------------------
                                           Dwayne Powell
                                           President and Chief Executive Officer